SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

 INVESTMENT COMPANIES

Investment Company Act File Number 811-23567

BBR ALO FUND, LLC

(Exact name of registrant as specified in charter)

Matthew Shapiro
c/o BBR Partners, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 313-9870

With a copy to:

Nicole M. Runyan, P.C.
Brad A. Green, P.C.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
(212) 446-4800

Date of fiscal year end: March 31

Date of reporting period: September 30, 2024

Item 1.	Report to Shareholders

(a)

BBR ALO Fund, LLC

Semi-Annual Report

For the Six Months Ended September 30, 2024

(Unaudited)

BBR ALO Fund, LLC

Table of Contents
For the Six Months Ended September 30, 2024 (Unaudited)

Schedule of Investments	2-5
Summary of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12-19
Other Information	20

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2024 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 80.3%
	COMMUNICATIONS — 3.1%
8,256	Booking Holdings, Inc.*	$34,775,262
158,269	Fox Corp.	6,699,527
1,203,363	Warner Bros Discovery, Inc.*	9,927,745
		51,402,534
	CONSUMER DISCRETIONARY — 8.9%
114,493	Adidas AG - ADR	15,199,369
227,685	Buckle, Inc.	10,011,310
179,448	Bunzl PLC - ADR	8,506,409
816,294	Copart, Inc.*	42,773,806
176,781	Evolution Gaming Group AB - ADR	17,404,991
71,790	Kering SA -ADR	2,057,911
15,801	LVMH Moet Hennessy Louis Vuitton - ADR	2,428,291
89,727	Magna International, Inc.	3,682,396
7,558	MercadoLibre, Inc*	15,508,714
2,786	NVR, Inc.*	27,335,675
68,101	ON Holding AG - Class A*	3,415,265
		148,324,137
	CONSUMER STAPLES — 0.3%
73,822	Unilever PLC[1]	4,795,477

	ENERGY — 2.3%
197,749	HF Sinclair Corp.	8,813,673
57,360	Marathon Petroleum Corp.	9,344,518
13,984	Texas Pacific Land Corp.	12,372,204
61,503	Valero Energy Corp.	8,304,750
		38,835,145
	FINANCIALS — 8.7%
71,466	Aon PLC[1]	24,726,521
51,862	Brown & Brown, Inc.	5,372,903
9,458	Credit Acceptance Corp.*	4,193,866
233,591	HDFC Bank Ltd - ADR	14,613,453
40,816	Hingham Institution for Savings	9,930,941
37,746	Kinsale Capital Group, Inc.	17,573,405
111,740	Primerica, Inc.	29,627,861
167,750	RLI Corp.	25,997,895
232,506	WR Berkley Corp.	13,190,066
		145,226,911
	HEALTH CARE — 9.4%
55,379	CSL LTD - SP ADR	5,499,328
18,639	Elevance Health, Inc.	9,692,280
28,500	Humana, Inc.	9,027,090
134,683	ICON PLC1,*	38,695,773
26,037	IDEXX Laboratories, Inc*	13,154,413

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2024 (Unaudited) (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
218,860	Medtronic PLC[1]	$19,703,966
31,599	Molina Healthcare, Inc.*	10,887,751
96,149	Novo-Nordisk A/S - SP ADR	11,448,461
770,974	Siemens Healthineers AG - ADR	23,171,701
40,573	United Therapeutics Corp.*	14,539,335
		155,820,098
	INDUSTRIALS — 18.8%
157,550	Ametek, Inc.	27,052,911
393,412	Amphenol Corp., Class A	25,634,726
260,000	Canadian Pacific Kansas City	22,240,400
330,137	Fastenal Company	23,578,385
171,031	Gentex Corp.	5,077,910
400,408	Graco, Inc.	35,039,704
282,194	HEICO Corp., Class A	57,499,858
75,000	IDEX Corp.	16,087,500
106,257	Landstar System, Inc.	20,068,760
228,674	Old Dominion Freight Line, Inc.	45,423,803
91,000	RBC Bearings, Inc.*	27,243,580
67,593	TriNet Group, Inc.*	6,554,493
64,002	WillScot Holdings Corp.*	2,406,475
		313,908,505
	MATERIALS — 5.1%
125,081	CF Industries Holdings, Inc.	10,731,950
102,680	Consol Energy, Inc.	10,745,462
238,481	Huntsman Corp.	5,771,240
50,994	Linde PLC[1]	24,316,999
94,981	LyondellBasell Industries - Class A	9,108,678
60,563	Simpson Manufacturing Co, Inc.	11,583,885
188,376	Warrior Met Coal, Inc.	12,037,226
		84,295,440
	TECHNOLOGY — 23.7%
8,613	Accenture PLC - Class A1	3,044,523
141,417	Amadeus IT Group, S.A. - ADR	10,246,185
52,710	Applied Materials, Inc.	10,650,055
19,195	ASM Holding NV1	15,994,234
189,996	Cisco Systems, Inc.	10,111,587
250,939	CoStar Group, Inc.*	18,930,838
238,938	Dassault Systemes SE - SP ADR	9,501,298
190,592	Experian PLC - ADR	10,049,592
1,398	Fair ISAAC Corp.*	2,717,041
28,561	Globant SA1,*	5,659,076
281,117	HP, Inc.	10,083,667
353,265	Intel Corp.	8,287,597

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2024 (Unaudited) (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
92,070	Interdigital, Inc.	$13,039,874
13,760	KLA Corp.	10,655,882
174,868	Kulicke & Soffa Industries	7,891,793
11,981	Lam Research Corp.	9,777,454
103,845	Micron Technology, Inc.	10,769,765
26,318	Moody’s Corp.	12,490,260
34,179	MSCI, Inc.	19,923,964
545,466	Sage Group PLC - ADR	29,983,339
151,518	SAP SE - SP ADR	34,712,774
177,798	Shopify, Inc. - Class A*	14,248,732
69,225	Teledyne Technologies, Inc.*	30,297,013
207,226	Teleperformance - ADR	10,754,242
51,486	Temenos AG - SP ADR	3,613,267
96,921	Tokyo Electron LTD - ADR	8,567,991
46,530	Tyler Technologies, Inc.*	27,160,492
173,380	Veeva Systems, Inc. - Class A*	36,387,261
		395,549,796
	TOTAL COMMON STOCKS
	(Cost $982,161,127)	1,338,158,043

	INVESTMENT FUNDS — 13.1%
	HWC Long Onshore Fund, LP*[2]	$217,757,154
	TOTAL INVESTMENT FUNDS
	(Cost $188,000,000)	217,757,154

	TOTAL INVESTMENTS — 93.4%
	(Cost $1,170,161,127)	1,555,915,197
	Other Assets in Excess of Liabilities — 6.6%	109,443,814
	TOTAL NET ASSETS — 100.0%	$1,665,359,011

ADR – American Depository Receipt

PLC – Public Limited Company

SA – Société Anonyme

SP ADR – Sponsored American Depository Receipt

SE – Societas Europaea

LP – Limited Partnership

[1]	Foreign security denominated in U.S. Dollars.

[2]

Partnership is not designated in units. The Fund owns approximately 44.08% of HWC Long Master Fund, LP through its investment in HWC Long Onshore Fund, LP, which invests substantially all of its assets in HWC Long Master Fund, LP, and has contractually waived its right to vote its interests.

*	Non-income producing security.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2024 (Unaudited) (continued)

Additional information on Investment Funds is as follows:

Security	Redemption Permitted	Acquisition Date	Investment Strategy	Redemption Notice Period
HWC Long Onshore Fund, LP	Quarterly	5/1/2024	Long-Only Equities[a]	45 Days

[a]

This investment category includes investment funds that make long-only investments in equity securities that are deemed by investment managers to be undervalued and to present certain sustainable advantages.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Summary of Investments
As of September 30, 2024 (Unaudited) (continued)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	23.7%
Industrials	18.8%
Health Care	9.4%
Consumer Discretionary	8.9%
Financials	8.7%
Materials	5.1%
Communications	3.1%
Energy	2.3%
Consumer Staples	0.3%
Total Common Stocks	80.3%
Investment Funds	13.1%
Total Investments	93.4%
Other Assets in Excess of Liabilities	6.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Assets and Liabilities
September 30, 2024 (Unaudited)

Assets
Investments, at fair value (cost $1,170,161,127)	$1,555,915,197
Cash	177,548,040
Receivables:
Dividends receivable	623,726
Interest receivable	646,539
Total Assets	1,734,733,502

Liabilities
Payables:
Payable for shares repurchased (see Note 8)	58,089,563
Investor subscriptions received in advance	9,567,600
Other fees payable	12,045
Investment Advisory fees (see Note 5)	1,149,533
Subadvisory fees (see Note 5)	555,750
Total Liabilities	69,374,491

Net Assets	$1,665,359,011

Components of Net Assets:
Paid-in capital	$1,210,347,545
Total distributable earnings	455,011,466
Net Assets	$1,665,359,011

Number of Shares Outstanding (unlimited number of shares authorized)	115,366,483

Net Asset Value per Share	$14.44

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Operations
For the Six Months Ended September 30, 2024 (Unaudited)

Income
Dividends (net of foreign withholding taxes of $539,864)	$7,208,950
Interest	3,627,180
Miscellaneous income	270
Total Income	10,836,400

Expenses
Investment advisory fees (see Note 5)	6,350,463
Subadvisory fees (see Note 5)	3,895,128
Total Expenses	10,245,591

Net Expenses	10,245,591
Net Investment Income	590,809

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	25,365,760
Net realized gain	25,365,760
Net change in unrealized appreciation (depreciation) on:
Investments	24,004,455
Foreign currency transactions	(95)
Net unrealized appreciation (depreciation)	24,004,360
Net Realized and Unrealized Gain	49,370,120

Net Increase in Net Assets from Operations	$49,960,929

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2024 (Unaudited)	For the Year Ended March 31, 2024
Operations
Net investment income	$590,809	$253,130
Net realized gain on investments	25,365,760	136,969,247
Net change in unrealized appreciation on investments	24,004,360	147,539,858
Net Increase in Net Assets from Operations	49,960,929	284,762,235

Distributions to Investors
Distributions	—	—
Net Change in Net Assets from Distributions to Investors	—	—

Capital Share Transactions (see Note 8)
Shares issued	177,310,112	138,136,900
Reinvested distributions	—	—
Shares repurchased	(83,629,145)	(153,432,806)
Net Change in Net Assets from Capital Transactions	93,680,967	(15,295,906)

Total Increase	143,641,896	269,466,329

Net Assets
Beginning of period	1,521,717,115	1,252,250,786
End of period	$1,665,359,011	$1,521,717,115

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Cash Flows
For the Six Months Ended September 30, 2024 (Unaudited)

Cash flows provided by (used in) operating activities:
Net Increase in Net Assets from Operations	$49,960,929
Adjustments to reconcile Net Increase in Net Assets from Operations to Net Cash used in Operating Activities:
Net realized gain from investments	(25,365,760)
Net change in unrealized (appreciation)/depreciation on investments	(24,004,455)
Purchases of investments	(337,470,681)
Sales of investments	214,203,667
Decrease in assets:
Manager Receivable	10,175,763
Dividends receivable	139,668
Interest receivable	117,620
Increase/(Decrease) in liabilities:
Payable for investments purchased	(3,386,063)
Investment advisory fees	102,013
Subadvisory fees	1,334
Other payable	(11,030)
Net Cash Used in Operating Activities	(115,536,995)

Cash flows provided by (used in) financing activities:
Proceeds from subscriptions	163,843,712
Payments for shares repurchased	(75,369,106)
Net Cash provided by (used in) Financing Activities	88,474,606

Net change in cash	(27,062,389)

Cash
Cash, beginning of period	204,610,429
Cash, end of period	$177,548,040

Non-cash operating activities not included herein consist of the value of in-kind distributions from Investment Funds (as defined in Note 1) (refer to Note 7).

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Financial Highlights

The following represents certain ratios to average net assets and other supplemental information for the period indicated. An individual investor’s ratios and returns may vary from the below based on the timing of capital transactions.

	For the Six Months Ended September 30, 2024 (Unaudited)		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Year Ended March 31, 2022		For the Period May 1, 2020* through March 31, 2021
Net Asset Value, Beginning of Period	$14.04		$11.45		$13.05		$13.73		$10.00
Income from investment operations:
Net investment gain (loss) (1)	0.01		0.00		(0.04)		(0.11)		(0.09)
Net realized and unrealized gain (loss) on investments	0.39		2.59		(1.22)		0.04		3.88
Total from investment operations:	0.40		2.59		(1.26)		(0.07)		3.79

Less Distributions to Investors:
From net realized gains	—		—		(0.34)		(0.61)		(0.06)

Net Asset Value, End of Period	$14.44		$14.04		$11.45		$13.05		$13.73

Total Return (2)	2.85%		22.62%		(9.42)%		(1.16)%		37.93	%(3)

Net assets, end of period (in thousands)	$1,665,359		$1,521,717		$1,252,251		$1,400,171		$1,297,453

Net investment gain (loss) to average net assets	0.08	%(4),(5)	0.02	%(5)	(0.33	)%(5)	(0.74	)%(5)	(0.70	)%(4),(5)

Ratio of net expenses to average net assets	1.31	%(4),(5)	1.26	%(5)	1.23	%(5)	1.22	%(5)	1.13	%(4),(5)

Portfolio turnover rate	15.04	%(3)	36.11%		46.17%		20.84%		26.76	%(3)

*	Commencement of operations.

(1)	Based on average shares outstanding for the period.

(2)

Total return reflects the changes in net asset value during the period based on the performance of the Fund and investor subscriptions and redemptions, and assumes all dividends and distributions, if any, were reinvested in accordance with the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Annualized, except for certain non-recurring fees.

(5)	These ratios do not include earned income or expenses incurred by the Fund through any investment in Investment Funds.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2024 (Unaudited)

1. Organization

BBR ALO Fund, LLC (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware limited liability company on January 10, 2020, and commenced operations on May 1, 2020. BBR Partners, LLC serves as the investment adviser to the Fund (the “Adviser”), and each of Maren Capital LLC (“Maren”), Polen Capital Management, LLC (“Polen”), Quantum Capital Management, LLC (“Quantum”) and Summit Street Capital Management, LLC (“Summit Street” and, collectively with Maren, Polen and Quantum, the “Subadvisers”) has been engaged to directly manage specified portions of the Fund’s assets. The Adviser and each Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by deploying its assets among a select group of long-biased equity investment managers (the “Investment Managers”), and the unregistered investment vehicles (the “Investment Funds”) and/or accounts they operate. In addition to allocating Fund assets to Investment Funds, the Adviser may allocate Fund assets to accounts operated by Investment Managers pursuant to subadvisory agreements with such Investment Managers.

Long-biased investing generally involves buying securities with the expectation that their price will increase. Investment Managers that employ long-biased equity strategies typically seek to capitalize on discrepancies between an evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of the security, and the consensus view reflected in the market price of such security. Investment Managers generally will invest primarily in equity securities and equity-linked instruments in U.S. and global markets, including emerging markets, to create long-biased holdings in various positions, sectors and/or countries. Investment Managers may focus on a particular capitalization range (e.g., small cap vs. large cap) or industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate without specific regard for capitalization, sector or geography. Certain Investment Managers also may seek to extract value by being more trading-oriented or catalyst-driven.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund are managed under the direction of its Board of Directors (the “Board”). The Board has the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director is vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Board has engaged the Adviser to manage the day-to-day operations of the Fund, and the Subadvisers to manage allocated portions of the Fund’s assets.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Valuation of Investments

The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” in accordance with requirements under the 1940 Act. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”), and has designated the Adviser as its “valuation designee” (as defined in Rule 2a-5 under the 1940 Act) to determine fair value in good faith for all Fund investments for which market quotations are not readily available. The Fund’s assets managed by the Subadvisers are valued in accordance with the Valuation Procedures. The value of the Fund’s assets will be based on information reasonably available on each date on which the Fund calculates its net asset value (each, a “Determination Date”) and that the Adviser believes to be reliable.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2024 (Unaudited)

2. Significant Accounting Policies (continued)

Publicly-traded equity securities are valued, except as indicated below, at the last sale price on the Determination Date on the securities exchange or national securities market on which such securities primarily are traded (a “primary market”). If there has been no sale on such day, the securities are valued at the average of the most recent bid and asked quotations or, if no asked quotations for such security are available, at the most recent bid quotation on such exchange or market on the Determination Date.

Equity-linked instruments are valued based on the value of the underlying reference asset(s) and the terms of the instrument (e.g., an interest rate) to approximate what the Fund would receive on a current termination of the instrument. Such reference asset(s) are valued in accordance with the applicable provisions of the Valuation Procedures.

Debt securities and instruments, if any, generally are valued, to the extent possible, by an independent pricing service approved by the Adviser. Each pricing service provides an evaluated price based on its proprietary methodologies, which may use a variety of inputs, models and assumptions based on its methodology for a particular type of security. Debt securities and instruments for which valuation is not provided by a pricing service are valued using an evaluated price provided by Bloomberg, and if Bloomberg does not provide a price, then the security generally will be valued by obtaining prices from broker/dealers on the Determination Date. Overnight and certain other short-term debt securities and instruments with maturities of less than 60 days (excluding U.S. Treasury bills) are valued by the amortized cost method, unless a pricing service provides a valuation for such security, or, in the opinion of the Adviser, the amortized cost method would not represent fair value on the Determination Date.

Derivative instruments, if any, which may be used for hedging and non-hedging purposes, are valued in accordance with the Valuation Procedures. Certain derivatives may be valued (i) by pricing services approved by the Adviser, (ii) based on the value of the underlying reference asset(s), (iii) at their last sale price on the primary market, (iv) using evaluated pricing available from Bloomberg, (v) using a quotation obtained from an independent broker/dealer, (vi) at their intrinsic value, (vii) at the most recent settlement price, (viii) at their acquisition cost until such time as market prices become available or (ix) at their fair value determined by the Valuation Committee (as defined below), as applicable.

Securities for which market prices are not readily available and securities for which quotations are deemed by the Adviser to be unreliable are fair valued or otherwise valued in accordance with the Valuation Procedures. The Board has approved the formation of a committee established by the Adviser to oversee the valuation of the Fund’s investments pursuant to the Valuation Procedures (the “Valuation Committee”), and assist in the valuation of such securities. Circumstances in which market prices may not be readily available include, but are not limited to, when an exchange or market is not open for trading for an entire trading day or closes early, or trading in a particular security is halted, and no other market prices are available. In these circumstances, portfolio management personnel of the Fund, the Adviser or the Subadvisers will seek to determine whether to recommend an adjustment to the last sale price on the primary market, and the Valuation Committee will meet as necessary, in accordance with the Valuation Procedures.

The Adviser generally will value the Fund’s investment in any Investment Funds using the “practical expedient,” in accordance with ASC Topic 820, based on the valuation provided to the Adviser by the Investment Fund in accordance with the Investment Fund’s own valuation policies, provided that the Investment Fund falls within the scope of ASC 946. The fair value of investments in Investment Funds ordinarily will be the carrying amount (book value) of the Fund’s interest in such investments, as provided to the Fund by the Investment Managers as of or prior to the relevant Determination Date. The Valuation Procedures, however, require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. As a result, the Adviser may conclude in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund’s interests in an Investment Fund. In accordance with the Valuation Procedures, in the absence of specific transaction activity in interests in a particular Investment Fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s interest in an Investment Fund based on the net asset value reported by the Investment Manager, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Investment Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2024 (Unaudited)

2. Significant Accounting Policies (continued)

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets ultimately are sold, and the differences may be significant.

Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. The Fund accounts for distributions received from investments as dividend income, realized gain, or return of capital based on information provided by the company. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash includes cash equivalents of $177,548,040 consisting of highly liquid money market funds that are readily convertible into cash. Such securities with maturities of three months or less, when purchased, are considered to be cash equivalents. The carrying amount of these securities approximates fair value. Cash is held in financial institutions and, at times, may exceed federal insured limits. At September 30, 2024, cash on the statement of financial condition includes $177,548,040 invested in the Fidelity Treasury Fund (FISXX).

3. Select Risk Factors

The Fund’s investments may expose the Fund to various risk factors including, but not limited to the following:

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets is expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in issuers in a single sector, the risk of any investment decision is increased. While the Adviser believes that the Fund’s investment program will moderate this risk to some degree through multiple Investment Managers, no guarantee or representation is made that the Fund’s investment program will be diversified or successful.

An investment in the Fund involves a high degree of risk, including the risk that the investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Managers, the allocation of offering proceeds thereto and the performance of the

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2024 (Unaudited)

3. Select Risk Factors (continued)

Investment Managers, including the Subadvisers, and the Investment Funds. The Investment Managers’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, real estate and fixed-income markets, shifts in macro-economic fundamentals, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Managers. No assurance can be given that: (i) the Investment Managers’ investment programs, strategies, decisions and activities will be successful; (ii) the Investment Managers will achieve their return expectations; (iii) the Investment Managers will achieve any return of capital invested; or (iv) investors will not suffer losses from an investment in the Fund. All investments made by the Investment Managers risk the loss of capital. The Investment Managers’ results may vary substantially over time.

Market Disruption and Geopolitical Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s and the Investment Funds’ investments. In addition, turbulence and reduced market liquidity in financial markets may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Stock prices may experience greater volatility during periods of challenging market conditions. As a result, during these periods, the Fund’s net asset value will fluctuate, an investor may experience a significant decline in the value of its investment and it could lose money.

The Adviser’s business activities, as well as the activities of the Fund, the Investment Funds and their operations and investments, could be materially adversely affected by outbreaks of disease, epidemics and public health issues, which can exacerbate pre-existing political, social and economic risks in certain countries or regions and trigger a prolonged period of global economic slowdown. Recent examples include pandemic risks related to COVID-19 (notably, its significant negative impact on economic and market conditions and global supply chains, and the aggressive measures taken worldwide in response by governments and businesses) and geopolitical risks related to Russia’s invasion of Ukraine, the ongoing conflict(s) in the Middle East and other geopolitical tensions, hostilities and instability. To the extent the Fund or the Investment Funds have significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. fiscal, tax, trade, healthcare, energy, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, energy costs, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the White House implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, the U.S. regulatory environment, corporate taxes, inflation, healthcare, unemployment and immigration, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Equity Securities. An Investment Fund’s and the Fund’s portfolio may include positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Managers may focus on investments within specific sectors, countries and/or regions. Investment Managers also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

Investment Approach. Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in an Investment Fund, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser periodically receives information from the Investment Fund regarding its investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser. Investment Managers may change their

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2024 (Unaudited)

3. Select Risk Factors (continued)

investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over an Investment Fund’s investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of the Investment Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Managers for investment by the Fund and the allocation and reallocation of Fund assets among Investment Managers.

Investment Managers make investment decisions independently of each other so that, at any particular time, Investment Managers may buy, sell or hold similar positions at the same time. Alternatively, an Investment Manager may purchase shares in an issuer that at the same time are being sold by another Investment Manager; transactions of this sort could result in the Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdraw from Investment Managers only at certain times due to restrictions imposed by the Investment Managers or Investment Funds, the Fund may, from time to time, temporarily invest some of its assets in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that withdrawals or redemptions of interests be made in-kind, or in part in cash and in part in-kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund. In addition, Investment Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Fund, may withdraw on any single withdrawal date. The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser’s ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

4. Fair Value Disclosures

The Fund discloses the fair value of its investments in accordance with FASB ASC 820-10, “Fair Value Measurements”, which establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). FASB ASC 820-10-35-40 to 54 provides three levels of fair value as listed below.

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Valuation Committee. The Valuation Committee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2024 (Unaudited)

4. Fair Value Disclosures (continued)

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of September 30, 2024:

	Level 1		Level 2*	Level 3*	Investments Valued at Net Asset Value	Total
Investments in Securities
Common Stocks[1]		$1,338,158,043	$—	$—	$—	$1,338,158,043
Investment Fund	$		—	—	$217,757,154	$217,757,154
Total Investments in Securities		$1,338,158,043	$—	$—	$217,757,154	$1,555,915,197

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period-end.

5. Investment Advisory and Other Agreements

The Fund has entered into an investment advisory agreement with the Adviser. In consideration of services provided, the Fund pays the Adviser a unitary management fee, computed and payable monthly in arrears, at an annual rate of 0.80% of the Fund’s net asset value (the “Investment Advisory Fee”). In turn, the Adviser pays substantially all operating expenses of the Fund, except fees and expenses of the Investment Funds, the fees payable to the Subadvisers, interest expenses, taxes, portfolio transaction-related fees and expenses, costs of borrowing, litigation and indemnification expenses, and any other extraordinary expenses not incurred in the ordinary course of the Fund’s business. For the period ended September 30, 2024, the Fund accrued fees to the Adviser of $6,350,463, of which $5,200,930 was paid during the period.

Each of Maren, Polen, Quantum and Summit Street has been engaged to directly manage specified portions of the Fund’s assets pursuant to subadvisory agreements with each Subadviser. In consideration of the subadvisory services provided to the Fund by the Subadvisers, the Fund pays a fee, calculated based on the net asset value of the respective allocated portion of the Fund’s assets, to each Subadviser (the “Subadvisory Fees”). For the period ended September 30, 2024, the weighted average aggregate fee payable by the Fund to the Subadvisers was 0.25% of the allocable portion of the Fund’s assets managed by the Subadvisers. For the period ended September 30, 2024, the Fund accrued fees to the Subadvisers of $3,895,128, of which $3,339,378 was paid during the period.

For purposes of determining the Investment Advisory Fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Shares on such date and before any reduction for any fees and expenses of the Fund. For purposes of determining the Subadvisory Fees payable to each Subadviser, “net asset value” means the total value of the assets of the Fund allocated to the Subadviser as of the end of a month or quarter, as the case may be, less a pro rata portion of all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Investment Advisory Fee and the Subadvisory Fees are prorated for any partial period based on the number of days in such period. The Investment Advisory Fee and the Subadvisory Fees are paid to the Adviser and the Subadvisers, respectively, out of the Fund’s assets and, therefore, will decrease the net profits or increase the net losses of the Fund. The Investment Advisory Fee and the Subadvisory Fees are in addition to the asset-based fees, incentive fees or allocations, if applicable, and other expenses charged by the Investment Funds and indirectly borne by investors.

UMB Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. In consideration of these services, the Adviser pays the Administrator, out of the Investment Advisory Fee, certain annual fees subject to a minimum fee of $215,000, in addition to certain other fixed and transactional fees, and reimburses certain of the Administrator’s expenses. During the period ended September 30, 2024, the Adviser paid the Administrator $119,245.

UMB Bank, n.a., an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2024 (Unaudited)

6. Federal Income Taxes

The Fund has elected to be treated, and intends to operate in a manner so as to qualify continuously, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the Fund continues to so qualify, the Fund generally will not be subject to U.S. federal income tax on its taxable income and gains that it distributes to investors.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by Accounting Standards Update 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Fund management has concluded there were no uncertain tax positions as of the period ended September 30, 2024 for federal income tax purposes or in the Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

At September 30, 2024, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,170,909,060
Gross unrealized appreciation	$415,514,302
Gross unrealized depreciation	30,508,165
Net unrealized appreciation on investments	$385,006,137

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

7. Investment Transactions

For the period ended September 30, 2024, the purchase and sale of investments in securities, excluding short-term investments and U.S. Government securities, were $337,470,681 and $214,203,667, respectively.

8. Capital Share Transactions

The Fund offers Shares on a continuous basis. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share.

The Fund, from time to time, may provide liquidity to investors by offering to repurchase Shares pursuant to written tenders by investors. Repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. In determining whether the Fund should repurchase Shares from investors pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. The Adviser expects that each repurchase offer will apply to a predetermined percentage of the net assets of the Fund, and that it will recommend to the Board that the Fund offer to repurchase Shares from investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation; however, in order to continue to qualify as a RIC, substantially all of any taxable net capital gain realized on investments will be paid to investors at least annually.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2024 (Unaudited)

8. Capital Share Transactions (continued)

For the period ended September 30, 2024, transactions in Shares were as follows:

Shares outstanding, April 1, 2024	108,419,415
Shares issued	12,856,251
Shares reinvested	—
Shares repurchased	(5,909,183)
Shares outstanding, September 30, 2024	115,366,483

9. Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events to report.

BBR ALO Fund, LLC

Other Information
September 30, 2024 (Unaudited)

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at (212) 313-9870.

Dividend Reinvestment Program

The Fund has adopted a dividend reinvestment plan (the “Plan”) pursuant to which distributions of dividends and capital gains (“Dividends”) paid by the Fund will be automatically reinvested in additional Shares of the Fund by UMB Fund Services, Inc., as agent of the Plan (the “Plan Agent”), unless an investor “opts out” (elects not to reinvest in Shares). An investor that elects not to participate in the Plan will receive Dividends in cash, paid by the Plan Agent, as Dividend disbursing agent, directly to the investor’s account, which will be the same account from which investments and any other payments required as a condition to the investor’s investment in the Fund will be made by the investor. Even if an investor does not participate in the Plan, however, the Fund will have the ability to declare a large portion of Dividends in Shares instead of in cash. The tax treatment of dividends and capital gain distributions will be the same whether the investor takes them in cash or reinvests them to purchase additional Shares.

The Plan Agent serves as agent for the Fund’s investors in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the investors, distribute newly-issued Shares on behalf of the participants. The number of Shares to be issued will be computed at a per share rate equal to the net asset value per Share on the Dividend payment date. There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of investors to reinvest distributions. Additional information regarding the reinvestment of distributions may be obtained by contacting the Adviser at the number noted herein. The Plan Agent’s fees for the handling of reinvestment of Dividends are paid by the Adviser. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

Investors may elect initially not to reinvest by indicating that choice in their subscription agreement. Thereafter, investors are free to change their election at any time by contacting the Adviser at (212) 313-9870. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends.

The Fund reserves the right to amend or terminate the Plan at any time. All correspondence concerning the Plan should be directed to the Adviser at (212) 313-9870.

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Corporate Offices

BBR ALO FUND, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212
Phone: (414) 299-2200

Custodian Bank

UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue,
New York, New York 10017

(b) Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 (a) of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant's most recent annual report on Form N-CSR, filed with the Securities and Exchange Commission on June 7, 2024.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 16.	Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days of the filing date of this report based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(4) Not applicable.

(b) Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BBR ALO FUND, LLC

By (Signature and Title)	/s/ Barry M. Klayman
Barry M. Klayman
Principal Executive Officer

Date	December 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Barry M. Klayman
Barry M. Klayman,
Principal Executive Officer

Date	December 9, 2024

By (Signature and Title)	/s/Mark Muffler
Mark Muffler
Principal Accounting Officer
(Principal Financial Officer)

Date	December 9, 2024